INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED FEBRUARY 14, 2025 TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED DECEMBER 20, 2024, OF:

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Invesco Floating Rate Municipal Income ETF (PVI)

Invesco National AMT-Free Municipal Bond ETF (PZA)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Invesco Taxable Municipal Bond ETF (BAB)

(each, a “Fund” and collectively, the “Funds”)

Effective March 1, 2025, Philip Fang will no longer serve as a Portfolio Manager of the Funds. Accordingly, on this date, all information and references related to Mr. Fang will be removed from the Funds’ Prospectuses and SAI.

In addition, effective March 1, 2025, Daniel Michalak, CFA, will be appointed as a Portfolio Manager of the Funds. Accordingly, on this date, the Funds’ Prospectuses and SAI are revised as described below.

1. The following information is added to the table appearing in the section titled “Portfolio Managers” of the Summary Prospectuses and in the section titled “Summary Information – Portfolio Managers” of the Statutory Prospectuses:

Name	Title with Adviser/Trust	Date Began Managing the Fund

Daniel Michalak, CFA	Portfolio Manager of the Adviser	March 2025

2. The following disclosure replaces the first paragraph in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectuses:

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. In this regard, Peter Hubbard, Jeremy Neisewander, Gary Jones and Daniel Michalak, CFA (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.

3. The following bullet is added below the third paragraph in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectuses:

•

Daniel Michalak, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since March 2025. He has been responsible for the management of certain funds in the Invesco family of ETFs since 2010 and has been associated with the Adviser since 2009.

4. Daniel Michalak is added to the list of portfolio managers in the third sentence of the section titled “Management – Portfolio Managers” of the SAI.

5. The following disclosure is added to the section titled “Management – Portfolio Managers” of the SAI:

As of December 31, 2024, Mr. Michalak managed 10 registered investment companies with approximately $1.4 billion in assets, 6 other pooled investment vehicles with approximately $126.3 million in assets and no other accounts.

6. The following disclosure is added to the section titled “Management – Portfolio Holdings” of the SAI:

The dollar range of equity securities beneficially owned by Mr. Michalak in the Funds he manages as of December 31, 2024, is shown below.

Daniel Michalak, CFA	Dollar Range

Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Invesco Taxable Municipal Bond ETF	X

Please Retain This Supplement For Future Reference.

P-TRUSTII-PROSSOAI-SUP 021425